WRL FREEDOM MULTIPLE

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2009

Effective on or about September 17, 2012, the following subaccounts were restructured and renamed:

Current:	New:
TA Hanlon Balanced – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Balanced – Service Class subadvised by Pacific Investment Management Company LLC
TA Hanlon Growth – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Growth – Service Class subadvised by Pacific Investment Management Company LLC
TA Hanlon Growth and Income – Service Class subadvised by Hanlon Investment Management, Inc.	TA PIMCO Tactical – Conservative – Service Class subadvised by Pacific Investment Management Company LLC

Effective on or about September 17, 2012, the following subaccount (the “Subaccount”) will be closed to new investments:

•	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 (“Franklin subaccount”)

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Franklin subaccount after September 14, 2012.

If you have any amount in the Franklin subaccount on September 17, 2012, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Franklin subaccount into other subaccount;

•	withdraw amounts from the Franklin subaccount; and

•	maintain your current investment in the Franklin subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Franklin subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Franklin subaccount. If you do not provide new instructions:

•

subsequent premium payments and dollar cost averaging transactions will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided; and

•	transfers and asset rebalancing transactions will not be processed and new instructions will be required.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Multiple dated May 1, 2009

The following hereby replaces the corresponding paragraph in Section 3. INVESTMENT CHOICES, Addition, Deletion or Substitution of Investments:

Similarly, the Company may, at its discretion, close a subaccount to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed subaccount will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

2